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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): April 16, 2001

                      Bay View Securitization Corporation
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               (Exact name of registrant as specified in charter)


         Delaware                       333-16233                93-1225376
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State or other jurisdiction of     (Commission File No.)      (I.R.S. Employer
 incorporation or organization                               Identification No.)


       c/o Bay View Bank
       1840 Gateway Drive
      San Mateo, California                                          94404
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Address of principal executive offices                              Zip Code


      Registrant's telephone number, including area code:  (650) 294-7714


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            (Former name, former address, and former fiscal year,
                         if changed since last report)
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Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1   Monthly Servicer's Reports dated  March 31, 2001


                                  Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                        Bay View 1999 LG-1 Auto Trust
                                        Bay View 2000 LJ-1 Auto Trust
                                   By:  Bay View Securitization Corporation
                                        originator of trust



Dated:  April 16, 2001                    By:  /s/ Michael J. LaOrange
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                                              Michael J. LaOrange
                                              Vice President